Exhibit 10.25

Execution Version

FIRST AMENDMENT TO

CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of February 5, 2018 (this “First Amendment”), by and among PLURALSIGHT, LLC, a Nevada limited liability company (the “Borrower”), PLURALSIGHT HOLDINGS, LLC, the direct parent of the Borrower and a Delaware limited liability company (“Holdings”), the Subsidiary Guarantors party hereto, the Lenders party hereto and GUGGENHEIM CORPORATE FUNDING, LLC, as Administrative Agent (the “Administrative Agent”) and Collateral Agent (the “Collateral Agent”) under the Credit Agreement (as defined below) amends that certain Credit Agreement dated as of June 12, 2017 (the “Credit Agreement”), among the Borrower, Holdings, the Lenders from time to time party thereto and the Administrative Agent. Capitalized terms used herein that are not herein defined shall have the meaning given such terms in the Credit Agreement.

RECITALS:

WHEREAS, as contemplated by Section 9.02 of the Credit Agreement, the Borrower has requested that the Lenders amend, subject to the satisfaction of the conditions precedent to effectiveness set forth in Section 2 below, and the Lenders party hereto (consisting of at least the Required Lenders immediately prior to the First Amendment Effective Date (as defined below)) have agreed to amend the Credit Agreement so as to permit the Borrower to increase the aggregate principal amount of Term Loans outstanding by $20,000,000 (such increased amount, the “2018 Incremental Term Loans”) (each Person committing to provide and providing any such 2018 Incremental Term Loans on the First Amendment Effective Date (as defined below) pursuant to the terms of the Amended Credit Agreement and this First Amendment being referred to herein as a “2018 Incremental Term Lender”);

WHEREAS, Administrative Agent and the Lenders party hereto are willing, on the terms and subject to the conditions set forth below, to enter into the amendments, modifications and agreements set forth in this First Amendment, and each 2018 Incremental Term Lender party hereto is willing, on the terms and subject to the conditions set forth below, to fund the 2018 Incremental Term Loans; and

WHEREAS, pursuant to those certain Warrants to Purchase Class A Common Units of Pluralsight Holdings, LLC, dated as of February 5, 2018 (the “Warrants”), by and between Holdings and, individually in each case, the 2018 Incremental Term Lenders, and to induce the 2018 Incremental Term Lenders to enter into this First Amendment, Holdings shall grant to the 2018 Incremental Term Lenders warrants to purchase approximately 424,242 shares of common stock at an exercise price of $8.25 per share, subject to the terms and conditions set forth in the Warrant.

AGREEMENT:

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1. Amendments to Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 2 hereof the Loan Parties and the Lenders party hereto agree that effective as of the First Amendment Effective Date (as defined in Section 2 hereof), the Credit Agreement shall be amended as follows (the Credit Agreement as so amended, the “Amended Credit Agreement”):

(a) Section 1.01 of the Credit Agreement is hereby amended by adding the following new defined terms in proper alphabetical order:

“2018 Incremental Term Lender” shall mean any Lender with a 2018 Incremental Term Commitment and/or a 2018 Incremental Term Loan outstanding hereunder.

“2018 Incremental Term Commitment” shall mean, with respect to each 2018 Incremental Term Lender, the commitment, if any, of such 2018 Incremental Term Lender to make a 2018 Incremental Term Loan as set forth on Annex I to the First Amendment. The aggregate principal amount of the 2018 Incremental Term Lenders’ 2018 Incremental Term Commitments on the First Amendment Effective Date (and prior to the funding and/or termination thereof) is $20,000,000.

“2018 Incremental Term Loan” shall mean the Loans made by the 2018 Incremental Term Lenders on the First Amendment Effective Date to the Borrower. Each 2018 Incremental Term Loan shall be either an ABR Term Loan or a Eurodollar Term Loan.

“First Amendment” shall mean that certain First Amendment to Credit Agreement, dated as of February 5, 2018, by and among the Borrower, Holdings, the Subsidiary Guarantors party thereto, the Lenders party thereto, the 2018 Incremental Term Lenders party thereto and the Administrative Agent.

“First Amendment Effective Date” shall mean the date on which the conditions precedent set forth in Section 2 of the First Amendment are satisfied.

(b) Section 1.01 of the Credit Agreement is hereby amended by adding the following sentence to the definition of “Class”:

Notwithstanding any provision herein to the contrary, the Term Loans existing on the Effective Date and the 2018 Incremental Term Loans shall be deemed to be, and treated as, part of a single Class of Term Loans for all purposes hereof, including for any purposes of any determination of Required Lenders and the application of repayments or prepayments of the Term Loans.

(c) Section 1.01 of the Credit Agreement is hereby amended by amending and restating the following definitions as follows:

“Commitment” means with respect to any Lender, its Revolving Commitment, Other Revolving Commitment of any Class, Term Commitment, Other Term Commitment of any Class or any combination thereof (as the context requires).

“Lenders” means the Persons listed on Schedule 2.01, any 2018 Incremental Term Loan Lender and any other Person that shall have become a party hereto pursuant to an Assignment and Assumption or a Loan Modification Agreement, in each case, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption.

“Register” has the meaning assigned to such term in Section 9.04(b)(iv).

“Term Commitment” means with respect to any Lender, its Initial Term Commitment, 2018 Incremental Term Commitment, Other Term Commitment of any Class or any combination thereof (as the context may require).

“Term Loans” means, individually or collectively as the context requires, Initial Term Loans, 2018 Incremental Term Loans and Other Term Loans.

(d) Section 2.01 of the Credit Agreement is amended by amending and restating such clause in its entirety as follows:

Subject to the terms and conditions, (a) set forth herein, each Initial Term Lender made Initial Term Loans to the Borrower on the Effective Date denominated in dollars in an aggregate principal amount not exceeding such Term Lender’s Initial Term Commitment, (b) set forth herein, each Revolving Lender agrees to make Revolving Loans to the Borrower denominated in dollars from time to time during the Revolving Availability Period in an aggregate principal amount which will not result in such Revolving Lender’s Revolving Exposure exceeding such Revolving Lender’s Revolving Commitment and (c) set forth in the First Amendment, each 2018 Incremental Term Lender agrees to make 2018 Incremental Term Loans to the Borrower on the First Amendment Effective Date denominated in dollars in an aggregate principal amount not exceeding such 2018 Incremental Term Lender’s 2018 Incremental Term Commitment. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Revolving Loans. Amounts repaid or prepaid in respect of Term Loans may not be reborrowed.

(e) Section 2.08(a) of the Credit Agreement is amended by amending and restating such clause in its entirety as follows:

(a) Unless previously terminated, (i) the Initial Term Commitments shall terminate at 5:00 p.m., New York City time, on the Effective Date, (ii) the Revolving Commitments shall terminate on the Revolving Maturity Date and (iii) the 2018 Incremental Term Commitments shall terminate at 5:00 p.m., New York City time, on the First Amendment Effective Date.

(f) Section 6.03(b)(vi) of the Credit Agreement is hereby amended by amending and restating such clause in its entirety as follows:

(vi) making (x) any dividend or distribution or other transaction (i) similar to a Restricted Payment and not otherwise prohibited by Section 6.08 or (ii) made concurrently with cash amounts contributed to Holdings by any direct or indirect parent thereof or (y) any Investment in the Borrower;

(g) Section 6.07(a)(vi)(A) of the Credit Agreement is hereby amended by amending and restating such clause in its entirety as follows:

(A) cash dividends or other distributions on the stock of the Borrower to Holdings paid and declared solely for the purpose of funding, without duplication, (i) payments by Holdings in respect of taxes directly payable by Holdings attributable to its ownership of the Borrower, including any franchise or similar taxes directly payable by Holdings, and (ii) so long as Holdings and the Borrower are treated as flow-through entities for U.S. federal income Tax purposes, any federal, state and local income Taxes required to be paid by any direct or indirect owner of Holdings on its taxable income attributable to the Borrower and its Subsidiaries for any taxable year, (1) calculated by multiplying such income by the maximum combined tax rate applicable to a corporation or individual, whichever is higher, whose sole asset is its indirect interest in Borrower, (2) taking into account the character of income or gain and any allowable federal income tax deduction for state and local taxes, and (3) taking into account any carryovers of losses previously allocated by Holdings to such owner, to the extent such losses would be deductible in determining such owner’s tax liability for such year if such owner’s only items of income, gain and loss were those allocated to it by Holdings; provided that payments hereunder attributable to the taxable income of Borrower’s Unrestricted Subsidiaries shall be permitted only to the extent such Unrestricted Subsidiaries have made a corresponding payment to the Borrower and/or its Restricted Subsidiaries

(h) Section 6.07(a)(x) of the Credit Agreement is hereby amended by amending and restating such clause in its entirety as follows:

(x) the Borrower may make Restricted Payments to allow Holdings to (a) pay cash in lieu of the issuance of fractional Equity Interests in connection with any dividend, split or combination thereof, any conversion of Equity Interests or any Permitted Acquisition (or other similar Investment) and (b) honor any conversion request by a holder of convertible Indebtedness and make cash payments in lieu of fractional shares in connection with any such conversion and may make payments on convertible Indebtedness in accordance with its terms;

(i) Section 5.10 of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:

The Borrower shall use the proceeds of the 2018 Incremental Term Loans for working capital and general corporate purposes.

Section 2. Conditions to Effectiveness and Funding. The effectiveness of the amendments to the Credit Agreement set forth in Section 1 of this First Amendment (including the commitment of the 2018 Incremental Term Lenders) are subject to the satisfaction of the following conditions precedent (the date of such satisfaction, the “First Amendment Effective Date”):

(a) the Borrower, Holdings, the Subsidiary Guarantors party hereto, the Required Lenders and the Administrative Agent shall have executed and delivered counterparts of this First Amendment;

(b) Holdings and the 2018 Incremental Term Lenders shall have executed and delivered counterparts of each of the Warrants;

(c) each of the representations and warranties contained in Section 4 of this First Amendment shall be true and correct in all material respects (provided that, any representation and warranty that is qualified by “materiality,” “material adverse effect” or similar language shall be true and correct in all respects (after giving effect to any such qualification therein)) on and as of the First Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects (or if any such representation and warranty is qualified by “materiality,” “material adverse effect” or similar language, shall be true and correct in all respects (after giving effect to any such qualification therein)) on and as of such earlier date); and

(d) at the time of and immediately after giving effect to this First Amendment and the making of the 2018 Incremental Term Loans on the First Amendment Effective Date and the use of proceeds thereof on the First Amendment Effective Date, no Default or Event of Default shall have occurred and be continuing under the Amended Credit Agreement;

(e) the Borrower shall have paid to the Administrative Agent all other costs, fees and expenses (including all upfront fees due and payable to the Administrative Agent on behalf of the 2018 Incremental Term Lenders (or original issue discount in lieu thereof)) that are due and payable on or before the First Amendment Effective Date in accordance with the terms of the Amended Credit Agreement and the Fee Letter, dated as of February 5, 2018, by and between the Borrower and the Administrative Agent, in each case to the extent invoices therefor are provided to the Borrower at least one Business Day prior to the First Amendment Effective Date;

(f) [reserved];

(g) the Administrative Agent shall have received a Borrowing Request from the Borrower meeting the requirements of Section 2.03 of the Amended Credit Agreement;

(h) the Administrative Agent shall have received a solvency certificate in the form of Exhibit G to the Credit Agreement dated as of the First Amendment Effective Date and signed by a Financial Officer of Holdings;

(i) the Administrative Agent shall have received a certificate dated the First Amendment Effective Date and signed by a Responsible Officer of the Borrower, confirming compliance with the conditions set forth in clauses (c) and (d) above;

(j) the Administrative Agent shall have received each of the following, each (where applicable) dated the First Amendment Effective Date (and each in a form and substance reasonably satisfactory to the Administrative Agent):

i.	a customary legal opinion of (a) Wilson Sonsini Goodrich & Rosati P.C. and (b) Parr Brown Gee & Loveless, P.C., in each case (x) dated the First Amendment Effective Date, (y) addressed to the Administrative Agent, the Collateral Agent and each Lender under the Credit Agreement (including the 2018 Incremental Term Lenders) and (z) covering such matters relating to this First Amendment, the 2018 Incremental Term Loans and the transactions contemplated hereby as the Administrative Agent may reasonably require;

ii.

the Administrative Agent shall have received (i) a copy of the certificate or articles of incorporation, certificate of incorporation or certificate of formation, as applicable, including all amendments thereto, of each Loan Party, certified as of a recent date by the Secretary of State of the state of its organization, and a certificate as to the good standing of each Loan Party as of a recent date, from such Secretary of State; (ii) a certificate of an officer, member or manager of each Loan Party dated the First Amendment

Effective Date and certifying (A) that attached thereto is a true and complete copy of the by-laws or operating agreement, as applicable, of such Loan Party as in effect on the First Amendment Effective Date and at all times since a date prior to the date of the resolutions described in clause (B) below, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors, board of manager, manager or member(s) of such Loan Party authorizing the execution, delivery and performance of the Loan Documents to which such Person is a party and, in the case of the Borrower, the borrowings hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the certificate or articles of incorporation or certificate of formation, as applicable, of such Loan Party have not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (i) above and (D) as to the incumbency and specimen signature of each officer executing any Loan Document or any other document delivered in connection herewith on behalf of such Loan Party; and (iii) a certification of another officer as to the incumbency and specimen signature of the officer executing the certificate pursuant to clause (ii) above;

(k) all requisite Governmental Authorities and third parties shall have approved or consented to the First Amendment and the other transactions contemplated hereby to the extent required, all applicable appeal periods shall have expired and there shall not be any pending or threatened in writing litigation, governmental, administrative or judicial action that could reasonably be expected to restrain, prevent or impose burdensome conditions on the First Amendment or the other transactions contemplated hereby; and

(l) the Administrative Agent shall have received, at least three days prior to the First Amendment Effective Date, all documentation and other information about the Borrower and the other Loan Parties required under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act, that has been reasonably requested in writing at least five days prior to the First Amendment Effective Date.

Section 3. Costs and Expenses. Without limiting the obligations of the Borrower under the Credit Agreement, the Borrower agrees to pay or reimburse all of the Administrative Agent’s reasonable and documented out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this First Amendment and the other instruments and documents to be delivered hereunder in accordance with the terms of Section 9.03 of the Credit Agreement, including all reasonable and documented fees, disbursements and other charges of Latham & Watkins LLP, counsel for the Administrative Agent.

Section 4. Representations and Warranties. Holdings and the Borrower hereby represent and warrant to the Lenders, on and as of the date hereof, that:

(a) Each of the representations and warranties of each Loan Party set forth in Article III of the Credit Agreement or in any other Loan Document shall be true and correct in all material respects on and as of the First Amendment Effective Date; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on the date of such credit extension or on such earlier date, as the case may be.

(b) The transactions contemplated by this First Amendment and the Amended Credit Agreement are within the powers of Holdings and the Borrower and have been duly authorized by all necessary corporate or other organizational action on the part of Holdings and the Borrower. This First Amendment has been duly executed and delivered by each of Holdings, the Borrower and each other Loan Party party hereto and constitutes a legal, valid and binding obligation of Holdings, the Borrower or such Loan Party, as the case may be, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(c) The execution, delivery and performance by, or enforcement against, any Loan Party of this First Amendment or the Amended Credit Agreement (i) does not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect and except filings necessary to perfect Liens created under the Loan Documents, (ii) will not violate (A) the Organizational Documents of, or (B) any Requirements of Law applicable to, Holdings, the Borrower or any Restricted Subsidiary, (iii) will not violate or result in a default under any indenture or other agreement or instrument binding upon Holdings, the Borrower or any Restricted Subsidiary or their respective assets, or give rise to a right thereunder to require any payment, repurchase or redemption to be made by Holdings, the Borrower or any Restricted Subsidiary, or give rise to a right of, or result in, termination, cancellation or acceleration of any obligation thereunder and (iv) will not result in the creation or imposition of any Lien on any asset of Holdings, the Borrower or any Restricted Subsidiary, except Liens created under the Loan Documents, except (in the case of each of clauses (i), (ii)(B) and (iii)) to the extent that the failure to obtain or make such consent, approval, registration, filing or action, or such violation, default or right, or imposition of Lien, as the case may be, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

Section 5. Reference to and Effect on the Credit Agreement.

(a) On and after the effectiveness of this First Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Credit Agreement.

(b) The Credit Agreement as specifically amended by this First Amendment is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. This First Amendment shall be a “Loan Document” for purposes of the definition thereof in the Credit Agreement.

(c) On and after the effectiveness of this First Amendment, (i) the 2018 Incremental Term Loans shall be deemed to be “Loans” and “Term Loans”, (ii) each 2018 Incremental Term Lender shall be deemed to be a “Lender” and a “Term Lender”, (iii) the 2018 Incremental Term Commitments shall be deemed to be “Commitments” and “Term Commitments”, and (iv) this First Amendment shall be deemed to be a “Loan Document”, in each case for all purposes of the Amended Credit Agreement and the other Loan Documents.

(d) The execution, delivery and effectiveness of this First Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

Section 6. Reaffirmation.

(a) Each Loan Party hereby confirms that each Loan Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Loan Documents the payment and performance of all Loan Document Obligations and Secured Obligations of such Loan Party under each of the Loan Documents to which it is a party (in each case as such terms are defined in the applicable Loan Document).

(b) Each Loan Party acknowledges and agrees that any of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this First Amendment.

(c) Each Loan Party hereby acknowledges that it has reviewed the terms and provisions of this First Amendment and consents to the amendment of the Credit Agreement effected pursuant to this First Amendment (including the 2018 Incremental Term Commitments and 2018 Incremental Term Loans made by the 2018 Incremental Term Lenders) and acknowledges and agrees that each 2018 Incremental Term Lender (and any assignee thereof) is a “Lender” and a “Secured Party” for all purposes under the Loan Documents to which the Borrower or such Guarantor is a party.

(d) Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this First Amendment, such Guarantor (as defined in the Guarantee Agreement) is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this First Amendment and (ii) nothing in the Credit Agreement, this First Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Credit Agreement.

(e) Each of the Borrower and each Guarantor hereby (i) acknowledges and agrees that all of its obligations under the Guarantees set out in the Amended Credit Agreement and any other guaranties in the Loan Documents to which it is a party are reaffirmed and remain in full force and effect on a continuous basis, (ii) reaffirms each Lien granted by each Loan Party to the Collateral Agent for the benefit of the Secured Parties and reaffirms the Guarantees made pursuant to the Amended Credit Agreement, (iii) acknowledges and agrees that the grants of security interests by and the Guarantees of the Loan Parties contained in the Amended Credit Agreement and the other Collateral Documents are, and shall remain, in full force and effect after giving effect to this First Amendment, and (iv) agrees that the Obligations include, among other things and without limitation, the prompt and complete payment and performance by the Borrower when due and payable (whether at the stated maturity, by acceleration or otherwise) of principal and interest on, and premium (if any) on, the 2018 Incremental Term Loans under the Amended Credit Agreement. Nothing contained in this First Amendment shall be construed as substitution or novation of the obligations outstanding under the Credit Agreement or the other Loan Documents, which shall remain in full force and effect, except to any extent modified hereby.

Section 7. Execution in Counterparts. This First Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this First Amendment by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this First Amendment

Section 8. Governing Law.

(a) THIS FIRST AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

(b) Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York sitting in New York County, and any appellate court from any thereof, in any action or proceeding arising out of or relating to any Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in any Loan Document shall affect any right that the Administrative Agent or any Lender may otherwise have to bring any action or proceeding relating to any Loan Document against Holdings or the Borrower or their respective properties in the courts of any jurisdiction.

(c) Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to any Loan Document in any court referred to in paragraph (b) of this Section 8. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d) Each party to this First Amendment irrevocably consents to service of process in the manner provided for notices in Section 9.01 of the Credit Agreement. Nothing in any Loan Document will affect the right of any party to this First Amendment to serve process in any other manner permitted by law.

Section 9. Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT, BREACH OF DUTY, COMMON LAW STATUTE OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS FIRST AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9. EACH PARTY HERETO FURTHER REPRESENTS AND WARRANTS THAT IS HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSOLATION WITH LEGAL COUNSEL.

Section 10. Headings. Section headings used herein are for convenience of reference only, are not part of this First Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this First Amendment.

Section 11. Severability. Any provision of this First Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

PLURALSIGHT, LLC, as Borrower

By: Pluralsight Holdings, LLC, its manager

By:	/s/ Aaron Skonnard
Name: Aaron Skonnard
Title: President and Chief Executive Officer

PLURALSIGHT HOLDINGS, LLC, as Holdings

By:	/s/ Aaron Skonnard
Name: Aaron Skonnard
Title: President and Chief Executive Officer

SMARTERER, INC., as a Guarantor

By:	/s/ Aaron Skonnard
Name: Aaron Skonnard
Title: President Chief Executive Officer

CODE SCHOOL ACQUISITION SUB, LLC, as a Guarantor

By: Pluralsight, LLC, its manager

By: Pluralsight Holdings, LLC, its manager

By:	/s/ Aaron Skonnard
Name: Aaron Skonnard
Title: Chief Executive Officer

Signature Page to First Amendment

PLURALSIGHT CREATIVE, LLC, as a Guarantor

By: Pluralsight, LLC, its manager

By: Pluralsight Holdings, LLC, its manager

By:	/s/ Aaron Skonnard
Name: Aaron Skonnard
Title: Chief Executive Officer

PLURALSIGHT MANAGEMENT, INC., as a Guarantor

By:	/s/ Aaron Skonnard
Name: Aaron Skonnard
Title: President

Signature Page to First Amendment

Acknowledged:

GUGGENHEIM CORPORATE FUNDING, LLC,

as Administrative Agent and as Collateral Agent

By:	/s/ Kevin M. Robinson
Name: Kevin M. Robinson
Title: Attorney-in-Fact

Signature Page to First Amendment

GUGGENHEIM CREDIT INCOME FUND
By: Guggenheim Partners Investment Management,
LLC as Sub-Advisor

By:	/s/ Kevin M. Robinson
Name: Kevin M. Robinson
Title: Attorney-in-Fact

MAVERICK ENTERPRISES, INC.
By: Guggenheim Partners Investment Management,
LLC as Investment Manager

By:	/s/ Kevin M. Robinson
Name: Kevin M. Robinson
Title: Attorney-in-Fact

MIDLAND NATIONAL LIFE INSURANCE COMPANY
By: Guggenheim Partners Investment Management,
LLC

By:	/s/ Kevin M. Robinson
Name: Kevin M. Robinson
Title: Attorney-in-Fact

NORTH AMERICAN COMPANY FOR LIFE
AND HEALTH INSURANCE
By: Guggenheim Partners Investment Management,
LLC

By:	/s/ Kevin M. Robinson
Name: Kevin M. Robinson
Title: Attorney-in-Fact

Signature Page to First Amendment

NZC GUGGENHEIM FUND LLC
By: Guggenheim Partners Investment Management,
LLC as Manager

By:	/s/ Kevin M. Robinson
Name:	Kevin M. Robinson
Title:	Attorney-in-Fact

GUGGENHEIM PRIVATE DEBT FUND
NOTE ISSUER 2.0, LLC
By: Guggenheim Partners Investment Management,
LLC as Manager

By:	/s/ Kevin M. Robinson
Name:	Kevin M. Robinson
Title:	Attorney-in-Fact

GUGGENHEIM PRIVATE DEBT FUND 2.0,
LLC
By: Guggenheim Partners Investment Management,
LLC as Manager

By:	/s/ Kevin M. Robinson
Name:	Kevin M. Robinson
Title:	Attorney-in-Fact

GUGGENHEIM PRIVATE DEBT FUND 2.0-I, LLC
By: Guggenheim Partners Investment Management,
LLC as Manager

By:	/s/ Kevin M. Robinson
Name:	Kevin M. Robinson
Title:	Attorney-in-Fact

Signature Page to First Amendment

ANNEX I

2018 Incremental Term Commitment Schedule

Lender	2018 Incremental Term Commitment
Guggenheim Credit Income Fund	$1,095,238.10
Maverick Enterprises, Inc.	$273,809.52
Midland National Life Insurance Company	$547,619.05
North American Company for Life and Health Insurance	$365,079.37
NZC Guggenheim Fund LLC	$1,277,777.78
Guggenheim Private Debt Fund Note Issuer 2.0, LLC	$14,874,245.50
Guggenheim Private Debt Fund 2.0, LLC	$760,740.62
Guggenheim Private Debt Fund 2.0-I, LLC	$805,490.06

TOTAL	$20,000,000.00

Annex I